UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        000-52178                 20-4663714
-------------------------------     ---------                 -----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                       12550
---------------------------------------                       -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events
              ------------

     Empire State Bank (the "Bank"), the wholly owned national bank subsidiary of ES Bancshares, Inc. (the "Company") (OTCBB: ESBS), announced today that the Bank, will relocate its current Staten Island, New York branch located at 284 New Dorp Lane to 1361 North Railroad Avenue, New Dorp Plaza, this coming fall. A copy of the press release is attached as Exhibit 99.1.


Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

  (a) Financial Statements of Businesses Acquired. Not applicable.
  (b) Pro Forma Financial Information. Not applicable.
  (c) Shell Company Transactions. Not applicable.
  (d) Exhibits.

              Exhibit No.               Description
              -----------               -----------

              99.1 Press release issued by the Bank on June 30, 2008 announcing that it will relocate its Staten Island, New York branch office.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE: June 30, 2008                    By: /s/ Anthony P. Costa
                                           ------------------------------------
                                           Anthony P. Costa
                                           Chairman and Chief Executive Officer